UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2004

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)

001-31303 (Commission File Number) 625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	46-0458824 (IRS Employer Identification No.) 57709-1400 (Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Registrant has entered into certain employment related arrangements in conjunction with the August 30, 2004 appointment of David S. Smith to the position of Vice President – Controller and Chief Accounting Officer. A description of these arrangements has been provided below in Item 5.02 “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” of this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 30, 2004, David S. Smith, age 60, was appointed Vice President – Controller and Chief Accounting Officer of the Registrant. The position of Controller and Chief Accounting Officer was previously held by Roxann R. Basham, who recently was promoted to Vice President – Governance and Corporate Secretary.

Mr. Smith’s career has spanned 28 years with companies in energy, telecommunications and technology. Prior to his appointment as the Registrant’s Vice President – Controller and Chief Accounting Officer, Mr. Smith served in various accounting, treasury and executive roles that have given him extensive experience with business management, internal controls, financial policy, accounting and tax. From 1996 through February 2002, Mr. Smith was the Corporate Controller of Montana Power Company, which was previously a publicly traded corporation listed on the New York Stock Exchange. From April 2002 until August 2003 he served as business consultant for the publicly traded company, Touch America, working on special projects related to disputes on asset divestiture contracts. Most recently, from September 2003 until July 2004, Mr. Smith served as Controller for a privately held software company. None of Mr. Smith’s prior appointments have been with the Registrant or any of its subsidiaries or affiliates.

In conjunction with Mr. Smith’s appointment, Mr. Smith and the Registrant have entered into a Change in Control Agreement (form of Change in Control Agreement has previously been filed as Exhibit 10(af) to the Registrant’s Form 10-K for 1995) and Indemnification Agreement (form of Indemnification Agreement has been filed as Exhibit 10.5 to this Form 8-K) as have previously been provided to other executive officers of the Registrant. The Change in Control Agreement provides for certain payments and other benefits to be payable upon a change in control and a subsequent termination of employment, either voluntary or for a good reason. The Indemnification Agreement provides indemnity to the officer against liabilities incurred in the performance of his duties to the extent allowed by South Dakota corporation law and the Registrant’s Bylaws. In addition, Mr. Smith was granted, pursuant to the Registrant’s Black Hills Corporation 1999 Stock Option Plan (filed as Exhibit 10.14 to the Registrant’s Form 10-K for 2000), options to purchase a total of 5,000 shares of the Registrant’s common stock. These options have an exercise price of $27.75 per share and expire 10 years from the grant date (form of Option Agreement has been filed as Exhibit 10.1 to this Form 8-K).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Form of Stock Option Award Agreement

10.2 Form of Restricted Stock Award Agreement

10.3 Form of Restricted Stock Unit Award Agreement

10.4 Form of Performance Share Award Agreement

10.5 Form of Indemnification Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: September 3, 2004

Exhibit Index

Exhibit No. Description

10.1 Form of Stock Option Award Agreement

10.2 Form of Restricted Stock Award Agreement

10.3 Form of Restricted Stock Unit Award Agreement

10.4 Form of Performance Share Award Agreement

10.5 Form of Indemnification Agreement

5